Exhibit 99.1
FOR IMMEDIATE RELEASE
Editor’s Contact:
Christine Flavio
QLogic Corporation
Phone: (650) 934-8057
christine.flavio@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS FIRST QUARTER
RESULTS FOR FISCAL YEAR 2007
Record Revenue Level Achieved
Aliso Viejo, Calif., July 25, 2006 – QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), stackable switches and blade server switches today announced its first quarter financial results for the period ended July 2, 2006.
Net revenue for the first quarter of fiscal 2007 was a record $136.7 million and increased 18% from $115.4 million in the comparable quarter last year. During the first quarter of fiscal 2007, revenue from SAN Infrastructure Products, which includes HBAs, switches and silicon, was $127.4 million, an increase of 19% from the comparable quarter last year and 5% sequentially.
Income from continuing operations on a GAAP basis for the first quarter of fiscal 2007 was $21.1 million, or $0.13 per share on a diluted basis, and included stock-based compensation expense, acquisition-related charges and the related income tax effects totaling $12.6 million. The stock-based compensation expense was the result of the Company’s adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”) in the current quarter. Income from continuing operations on a GAAP basis for the first quarter of last year, which did not include any amounts for SFAS 123R or acquisition-related charges, was $28.3 million, or $0.15 per share on a diluted basis.
The Company generated $40.0 million in cash from operations during the first quarter of fiscal 2007. The Company’s balance sheet at the end of first quarter of fiscal 2007 was highlighted by $558.4 million of cash and short-term investments.

“We are pleased with our financial performance during the first quarter, which included the achievement of record revenue. This revenue performance was highlighted by a 19% increase in HBA revenue from the first quarter of last year,” said H. K. Desai, the Company’s chief executive officer and president. “Based on this momentum, the Company is well-positioned for continued growth in its existing core business and we expect that our emerging markets will provide an opportunity for future revenue growth.”
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
Non-GAAP income from continuing operations for the first quarter of fiscal 2007 was $33.7 million, or $0.21 per share on a diluted basis. These non-GAAP results for the first quarter are comparable to the $34.5 million, or $0.21 per share on a diluted basis, reported for the fourth quarter of fiscal 2006 and reflect an improvement over the $28.3 million, or $0.15 per share on a diluted basis, reported for the first quarter of fiscal 2006.
QLogic’s fiscal 2007 first quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and via CCBN. Phone access to participate in the conference call is available at (719) 457-2642, pass code: 6894740.
The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through August 8, 2006 at (719) 457-0820 or (888) 203-1112, pass code: 6894740.

About QLogic
QLogic is a leading supplier of high performance storage networking solutions including Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs, iSCSI routers and storage services platforms for enabling advanced storage management applications. The Company is also a leading supplier of server networking products including InfiniBand host channel adapters that accelerate cluster performance. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index. For more information go to http://www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; recognition of compensation expenses related to employee stock options and the Company’s employee stock purchase plan; the decreased effectiveness of equity compensation; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party licenses; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the Company’s computer systems; charter documents that may discourage a business combination; and facilities of the Company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 2,	April 2,	July 3,
	2006	2006	2005
Net revenues	$136,692	$130,450	$115,430
Cost of revenues	43,320	38,358	33,993

Gross profit	93,372	92,092	81,437

Operating expenses:
Engineering and development	32,920	25,180	20,359
Sales and marketing	22,401	17,466	15,233
General and administrative	8,442	4,851	3,892
Purchased in-process research and development	1,910	10,510	—

Total operating expenses	65,673	58,007	39,484

Operating income	27,699	34,085	41,953

Interest and other income	6,842	15,246	6,119

Income from continuing operations before income taxes	34,541	49,331	48,072

Income taxes	13,465	17,957	19,786

Income from continuing operations	21,076	31,374	28,286

Income from discontinued operations, net of income taxes	—	1,175	13,491

Net income	$21,076	$32,549	$41,777

Income from continuing operations per share:
Basic	$0.13	$0.19	$0.15
Diluted	$0.13	$0.19	$0.15

Income from discontinued operations per share:
Basic	$—	$0.01	$0.08
Diluted	$—	$0.01	$0.08

Net income per share:
Basic	$0.13	$0.20	$0.23
Diluted	$0.13	$0.20	$0.23

Number of shares used in per share calculations:
Basic	161,548	161,722	183,065
Diluted	162,897	164,378	185,344

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended
	July 2,	April 2,	July 3,
	2006	2006	2005
GAAP income from continuing operations	$21,076	$31,374	$28,286
Items excluded from GAAP income from continuing operations:
Stock-based compensation under SFAS 123R	8,664	—	—
Amortization of purchased intangible assets	3,111	201	—
Acquisition-related non-cash compensation charges	2,879	318	—
Purchased in-process research and development	1,910	10,510	—
Gain on sale of shares acquired in the sale of discontinued operations	—	(8,463)	—
Income tax effect	(3,987)	578	—

Total non-GAAP adjustments	12,577	3,144	—

Non-GAAP income from continuing operations	$33,653	$34,518	$28,286

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.13	$0.19	$0.15
Adjustments	0.08	0.02	—

Non-GAAP income from continuing operations	$0.21	$0.21	$0.15

Non-GAAP Financial Measurements
The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes the items summarized in the above table. Management believes these items are not indicative of the Company’s on-going core operating performance.
The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and non-GAAP diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that on-going income from continuing operations and diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustments described above, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.

Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended
	July 2,	April 2,	July 3,
(unaudited — in thousands)	2006	2006	2005
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$512	$—	$—
Amortization of purchased intangible assets	2,986	201	—
Acquisition-related non-cash compensation charges	13	—	—

Total cost of revenue adjustments	3,511	201	—

Operating expenses:
Engineering and development:
Stock-based compensation	2,824	—	—
Amortization of purchased intangible assets	67	—	—
Acquisition-related non-cash compensation charges	2,209	256	—
Sales and marketing:
Stock-based compensation	2,691	—	—
Amortization of purchased intangible assets	58	—	—
Acquisition-related non-cash compensation charges	632	62	—
General and administrative:
Stock-based compensation	2,637	—	—
Acquisition-related non-cash compensation charges	25	—	—
Purchased in-process research and development	1,910	10,510	—

Total operating expense adjustments	13,053	10,828	—

Interest and other income:
Gain on sale of shares acquired in the sale of discontinued operations	—	(8,463)	—

Total non-GAAP adjustments before income taxes	16,564	2,566	—
Income tax effect	(3,987)	578	—

Total non-GAAP adjustments	$12,577	$3,144	$—

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	July 2, 2006	April 2, 2006
ASSETS
Current assets:
Cash and cash equivalents	$30,259	$125,192
Short-term investments	528,180	540,448
Accounts receivable, net	71,088	67,571
Inventories	41,289	39,440
Other current assets	48,406	46,441

Total current assets	719,222	819,092

Property and equipment, net	87,957	82,630
Goodwill	87,573	24,725
Purchased intangible assets, net	42,459	7,954
Other assets	16,335	3,306

	$953,546	$937,707

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$27,531	$32,160
Accrued compensation	14,164	22,990
Income taxes payable	28,172	12,920
Deferred revenue	5,632	3,662
Other current liabilities	14,076	6,621

Total current liabilities	89,575	78,353

Deferred tax liabilities	5,383	—

Total liabilities	94,958	78,353

Stockholders’ equity:
Common stock	195	195
Additional paid-in capital	548,199	537,648
Retained earnings	904,386	883,310
Accumulated other comprehensive loss	(4,931)	(1,799)
Treasury stock	(589,261)	(560,000)

Total stockholders’ equity	858,588	859,354

	$953,546	$937,707

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Three Months Ended
	July 2,	July 3,
	2006	2005
Cash flows from operating activities:
Net income	$21,076	$41,777
Income from discontinued operations, net of income taxes	—	(13,491)

Income from continuing operations	21,076	28,286
Adjustments to reconcile income from continuing operations to net cash provided by continuing operating activities:
Depreciation and amortization	9,027	4,275
Purchased in-process research and development	1,910	—
Deferred income taxes	(4,134)	3,119
Tax benefit from issuance of stock under stock plans	—	804
Stock-based compensation	8,664	175
Acquisition-related non-cash compensation charges	2,879	—
Provision for losses on accounts receivable	326	(75)
Loss on disposal of property and equipment	117	32
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(3,576)	(4,670)
Inventories	(1,849)	(2,194)
Other assets	719	1,350
Accounts payable	(4,629)	(1,126)
Accrued compensation	(9,238)	(8,947)
Income taxes payable	15,252	13,396
Deferred revenue	1,970	430
Other liabilities	1,467	1,831

Net cash provided by continuing operating activities	39,981	36,686

Cash flows from investing activities:
Purchases of marketable securities	(73,966)	(252,087)
Sales and maturities of marketable securities	81,194	134,849
Additions to property and equipment	(9,676)	(5,338)
Acquisition of business, net of cash acquired	(92,092)	—
Restricted cash placed in escrow	(15,000)	—

Net cash used in continuing investing activities	(109,540)	(122,576)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	1,691	4,891
Tax benefit from issuance of stock under stock plans	196	—
Purchase of treasury stock	(27,261)	(54,999)

Net cash used in continuing financing activities	(25,374)	(50,108)

Net cash used in continuing operations	(94,933)	(135,998)

Cash flows from discontinued operations:
Net cash provided by operating activities	—	18,096
Net cash used in investing activities	—	(62)

Cash provided by discontinued operations	—	18,034

Net decrease in cash and cash equivalents	(94,933)	(117,964)

Cash and cash equivalents at beginning of period	125,192	165,644

Cash and cash equivalents at end of period	$30,259	$47,680

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended
	July 2,	April 2,	July 3,
	2006	2006	2005
SAN Infrastructure Products	$127,399	$121,845	$107,323
Management Controllers	6,889	7,130	6,908
Other	2,404	1,475	1,199

	$136,692	$130,450	$115,430

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended
	July 2,	April 2,	July 3,
	2006	2006	2005
United States	$78,373	$72,875	$65,202
Asia-Pacific and Japan	29,244	29,459	24,339
Europe, Middle East and Africa	26,767	27,326	25,496
Rest of world	2,308	790	393

	$136,692	$130,450	$115,430